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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                August 13, 1999


                          VERITAS Software Corporation
             (Exact name of Registrant as specified in its charter)

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

        Delaware                     0-22712                   94-2823068
(State of incorporation)      (Commission file no.)         (I.R.S. employer
                                                           identification no.)
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                              1600 Plymouth Avenue
                         Mountain View, California 94043
          (Address of principal executive offices, including zip code)

                                 (650) 335-8000
              (Registrant's telephone number, including area code)

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                                    Contents

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
Item 2:     Acquisition or Disposition of Assets ......................      3

Item 7:     Financial Statements and Exhibits .........................      3
            (a) Historical Financial Statements........................      3
            (b) Pro Forma Financial Information........................      3
            (c) Exhibits...............................................      3

Signatures ............................................................      4
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On June 14, 1999, VERITAS Software Corporation filed a Form 8-K to report its completion of the acquisition of the Seagate Software Network & Storage Management Group, a division of Seagate Software, Inc., and of TeleBackup Systems, Inc. Pursuant to Item 7 of Form 8-K, VERITAS indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is being filed to provide such financial information.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Historical Financial Statements

     The historical financial statements of the Network & Storage Management Group, a division of Seagate Software, Inc. are incorporated by reference to the financial statements included in the Registrant's registration statement on Form S-1, Reg. No. 333-83777, dated August 6, 1999.

     The historical financial statements of TeleBackup Systems, Inc. are incorporated by reference to the financial statements included in the Registrant's registration statement on Form S-1, Reg. No. 333-83777, dated August 6, 1999.


(b)  Pro Forma Financial Information

     The unaudited pro forma combined condensed financial statements of the Registrant are incorporated by reference to the VERITAS Unaudited Pro Forma Combined Condensed Financial Statements included in the Registrant's registration statement on Form S-1, Reg. No. 333-83777, dated August 6, 1999.

(c)  Exhibits

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23.01   Consent of Ernst & Young LLP, Independent Auditors

23.02   Consent of KPMG LLP, Independent Auditors
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                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934, the Registrant has fully caused this amendment to report to be signed on its behalf by the undersigned, thereunto fully authorized.


                                   VERITAS SOFTWARE CORPORATION

Date: August 13, 1999              /s/ KENNETH LONCHAR
                                   ---------------------------------
                                   Kenneth Lonchar
                                   Senior Vice President, Finance and
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

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                                  EXHIBIT INDEX

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Number        Description
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
23.01         Consent of Ernst & Young LLP, Independent Auditors

23.02         Consent of KPMG LLP, Independent Auditors
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